UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 5, 2009

HOVNANIAN ENTERPRISES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-8551 (Commission File Number)	22-1851059 (I.R.S. Employer Identification No.)

110 West Front Street

P.O. Box 500

Red Bank, New Jersey 07701

(Address of Principal Executive Offices) (Zip Code)

(732) 747-7800

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since

Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TITLE="EE+ Page Footer">

HOVNANIAN ENTERPRISES, INC.

FORM 8-K

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant's Certifying Accountant

(a)  On January 5, 2009, the audit committee of the board of directors of Hovnanian Enterprises, Inc. (the “Company”) dismissed Ernst & Young LLP (“Ernst & Young”) as the independent registered public accounting firm for the Company.

Ernst & Young’s reports on the financial statements of the Company for the fiscal years ended October 31, 2007 and 2008 did not contain any adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principle. During the fiscal years ended October 31, 2007 and 2008, and through January 5, 2009, (1) there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference thereto in its reports on the financial statements of the Company for such years, and (2) there have been no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided a copy of the above disclosures to Ernst & Young and requested Ernst & Young to provide it with a letter addressed to the Securities and Exchange Commission stating whether or not Ernst & Young agrees with those disclosures. A copy of Ernst & Young’s letter, dated January 8, 2009, confirming its agreement with the disclosures in this Item 4.01(a) is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b)  Also on January 5, 2009, the audit committee of the Company’s board of directors appointed Deloitte & Touche LLP (“Deloitte & Touche”) as the independent registered public accounting firm for the Company as of and for the fiscal year ending October 31, 2009. This appointment followed a solicitation and review process conducted by the Company’s audit committee.

During the fiscal years ended October 31, 2007 and 2008, and through January 5, 2009, (1) Deloitte & Touche had not been engaged as the principal accountant of the Company to audit its financial statements or as an independent accountant to audit a significant subsidiary of the Company, and (2) the company had not consulted with Deloitte & Touche regarding (a) the application of accounting principles to any completed or proposed transaction, (b) the type of audit opinion that might be rendered on the Company’s financial statements for such periods, or (c) any other accounting, auditing or financial reporting matter described in Items 304(a)(2)(i) and (ii) of Regulation S-K.

2

Item 9.01.   Financial Statements and Exhibits.

d)	Exhibits
	16.1	Letter of Ernst & Young LLP, dated January 8, 2009, to the Securities and Exchange Commission.

3

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOVNANIAN ENTERPRISES, INC.
(Registrant)
By:	/s/ J. Larry Sorsby
Name: J. Larry Sorsby
Title: Executive Vice President, Chief Financial Officer and Treasurer

Date: January 8, 2009

4

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter of Ernst & Young LLP, dated January 8, 2009, to the Securities and Exchange Commission.

5